                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



         PURSUANT TO SECTION 13 or 15(D) OF THE SECURITIES EXCHANGE ACT



                                December 14, 2000
                     ---------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                                    PSA, INC.
                                    ---------
             (Exact name of Registrant as specified in its charter)

                            9800 Sepulveda Boulevard
                                    Suite 810
                          Los Angeles, California 90045
                    (Address of principal executive offices)

                                 (310) 258-0500
                         (Registrant's telephone number)
                              (310) 258-0509 (Fax)




            Nevada                          0-29627               88-0212662
--------------------------------        ---------------      -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

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ITEM  2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of New Business
---------------------------

On November 30, 2000, PSA, Inc. (the "Company" or "PSA"), completed the acquisition of 100% of the issued and outstanding stock of Jet Vacations, Inc. ("Jet"), a travel tour operator, specializing in tours to Europe for visitors from the United States. Jet's office is located in El Segundo, California.

Pursuant to the terms of the Acquisition Agreement, the former shareholders of Jet received the following consideration:

                 242,593 shares of restricted PSA common stock.

PSA's Reasons for Acquisition
-----------------------------

Through PSA Internet, Inc., one of PSA's majority-owned subsidiaries, the Company plans to build a comprehensive Internet portal located at http://www.pasazz.com to provide a full range of on-line traveling services. The acquisition of Jet is pursuant to this growth plan.


ITEM 7.   FINANCIAL STATEMENTS

The financial statements required by this item will be filed no later than February 13, 2001.

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EXHIBITS

2.1 Acquisition Agreement dated September 6, 2000 for purchase of stock of Jet Vacations, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PSA, Inc.



                                           By: /s/ David E. Walsh
                                               ------------------------------
                                           President, Chief Executive Officer


Dated:   December 14, 2000